UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  September 18, 2003



                                  NYMAGIC, INC.

                -------------------------------------------------
             (Exact name of registrant as specified in its charter)




          New York                     1-11238             13-3534162
----------------------------     -------------------    ----------------
(State or other jurisdiction      (Commission File      (IRS Employer
     of incorporation)                Number)           of incorporation





 919 Third Avenue, 10th Floor, New York, New York             10022
 ------------------------------------------------            -------
     (Address of principal executive offices)               (Zip Code)



   Registrant's telephone number, including area code     (212) 551-0600
                                                          --------------


        330 Madison Avenue, New York, New York                   10017
        --------------------------------------
(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits.

Exhibit Number                Description
--------------                -----------

99.1                          Press Release dated as of September 18, 2003.

Item 9.       Regulation FD Disclosure.

On September 18, 2003, NYMAGIC, INC. issued a press release concerning the declaration of a dividend. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2003

                                      NYMAGIC, INC.


                                      By: /s/ Thomas J. Iacopelli
                                          --------------------------------------
                                          Thomas J. Iacopelli
                                          Chief Financial Officer and Treasurer


































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


                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

99.1                          Press Release dated as of September 18, 2003.








































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